PROSPECTUS
                                                                 January 3, 1997
Lexington Troika Dialog
RUSSIA FUND, Inc.
P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
                      Service: Toll Free-1-800-526-0056
                                           201-845-7300
Institutional/Financial Adviser Services-1-800-367-9160
             24 Hour Account Information-1-800-526-0052

A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT PRIMARILY IN THE EQUITY SECURITIES OF RUSSIAN COMPANIES.
--------------------------------------------------------------------------------
    Lexington Troika Dialog Russia Fund (the "Fund") is a no-load open-end non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in the equity securities of Russian companies. The Fund involves speculative investments and special risks, such as political, economic and legal uncertainties, currency fluctuations, portfolio settlement and custody risks and risks of loss arising out of Russia's system of share registration. The Fund may not be appropriate for all investors (See "Risk Factors and Special Considerations"-see page 4).

    Shareholders may invest or reinvest shares at any time without sales charge or penalty. Redemption on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds (see "How to Redeem Shares").

    Lexington Management Corporation ("LMC") is the Fund's investment adviser. Troika Dialog Asset Management, ("TDAM") is the sub-adviser of the Fund. Lexington Funds Distributor, Inc. ("LFD") is the Distributor of Fund shares.

    This Prospectus sets forth information about the Fund that you should know before investing. It should be read and retained for future reference.

    A Statement of Additional Information dated January 3, 1997, which provides a further discussion of certain matters in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the appropriate telephone number above or write to the address listed above.

    Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
      Investors Should Read and Retain this Prospectus for Future Reference

                                    FEE TABLE
Estimated Annual Fund Operating Expenses:
(as a percentage of average net assets)
     Management fees ....................................................  1.25%
     12b-1 fees .........................................................  0.25%
     Other fees .........................................................  1.85%
                                                                           -----
     Total Fund Operating Expenses ......................................  3.35%
                                                                           =====

Example:                                                                        1 year   3 years
--------                                                                        ------   -------
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each period               $54      $103

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. For more complete descriptions of the various costs and expenses, see "Investment Adviser, Sub-Adviser, Distributor and Administrator" below. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses but including management fee and operating expenses) to an annual rate of 3.35% of the Fund's average net assets through April 30, 1997 or such later date as may be determined by LMC. The Expenses and Example (except the 12b-1 fees) appearing in the table above are based on the Fund's estimated expenses for the reporting period from July 3, 1996 through November 30, 1996. The Fund's management fee is higher than that paid by most other investment companies. The 12b-1 fees shown in the table reflect the maximum amount which may be paid under the Distribution Plan. See "Distribution Plan." Shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds. See "How to Redeem Shares."

    The  Example   shown  in  the  table  above  should  not  be   considered  a
representation of past or future expenses and actual expenses may be greater or less than those shown.

                             DESCRIPTION OF THE FUND

    The Fund is an open-end non-diversified management investment company. It is called a no-load Fund because its shares are sold without a sales charge.

                        INVESTMENT OBJECTIVE AND POLICIES

    Lexington Troika Dialog Russia Fund, a series of Lexington Troika Dialog Russia Fund, Inc. is an open-end non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in the equity securities of Russian Companies.

    As used in this Prospectus,  the term "Russian Company" means a legal entity
(i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Russian Companies. Under current conditions, the Sub-Adviser expects to maintain at least 15% in very liquid investments to maintain liquidity and provide more stability; as the Russian equity markets develop and grow and liquidity becomes less of an issue the Sub-Adviser expects to increase equity exposure.

    As used in this Prospectus, "Russia" refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union. Investments in Russian Companies involve a high degree of risk and special considerations not typically associated with investments in other more established economies or securities markets, such as political, economic and legal uncertainties, currency fluctuations, delays in settling portfolio transactions and risks of loss arising out of Russia's system of share registration. Additionally, the securities markets in Russia are in the early stages of development and are characterized by a relatively small number of equity issues and relatively little trading volume, resulting in substantially less liquidity and greater price volatility.

    Russia's system of share registration and custody creates certain risks of loss that are not normally associated with investments in other securities markets. These risks are discussed more fully on page 4 of this Prospectus, and investors should read this section in detail.

    To achieve its objective, the Fund intends to invest primarily in equity securities of Russian Companies. As used in this Prospectus, equity securities means common or preferred stock (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock; direct investments in Russian companies; stock purchase warrants or rights and American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs").

     The Fund intends to invest its assets over a broad economic spectrum of Russian Companies including, as conditions warrant from time to time issuers from the following sectors: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of its assets in any one industry. However, this restriction will not apply to investments in oil and gas related securities.

    The Sub-Adviser's approach to selecting investments emphasizes fundamental company-by-company analysis in conjunction with broader analysis of specific sectors. Although when relevant the Sub-Adviser may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques. In addition, the Sub-Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Sub-Adviser believes are comparable. The Sub-Adviser in selecting investments will also consider macroeconomic factors such as inflation, GDP growth, unemployment, foreign trade, government spending and the government's support of particular industries.

    The Fund's investments will include investments in companies which, while falling within the definition of Russian Companies, as stated above, have characteristics and business relationships common to companies in a country or countries other than Russia. As a result, the value of the securities of such companies may reflect economic market forces applicable to other countries, as well as to Russia. For example, the Fund may invest in companies organized and located in countries other than Russia, including companies having their entire production facilities outside of Russia, when securities of such companies meet one or more elements of the Fund's definition of a Russian Company.

    The Fund is permitted to invest indirectly in securities through sponsored or unsponsored American Depository Receipts, Global Depository Receipts and other types of Depository Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent such Depository Receipts become available. ADRs are Depository Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depository Receipts will be deemed to be investments in the underlying securities.

    To the extent that the Fund's assets are not invested in Russian equity securities, the remaining 35% of the Fund's assets will be invested in: (i) debt securities issued by Russian Companies or issued or guaranteed by the Russian Government or a Russian governmental entity, as well as debt securities of corporate and governmental issuers outside Russia, (ii) equity securities of issuers outside Russia which the Sub-Adviser believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States ("CIS"), and (iii) short-term and medium-term debt securities of the type described below under "Investment Objective and Policies-Temporary Investments." The Fund may invest in debt securities that the Sub-Adviser believes, based upon factors such as relative interest rate levels and foreign exchange rates, offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics (See "Risk Factors and Special Considerations").

    Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. As more companies in Russia are privatized and as more companies increase their capitalization and float, the Sub-Adviser expects turnover to increase in order to capitalize on these new opportunities. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 150%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

Temporary Investments

    During periods in which the Sub-Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest without limit in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Russian governments, and their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or Russian corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Sub-Adviser. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry (excluding oil and gas related securities), a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's assets. See "Investment Restrictions."

    Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Sub-Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

    The investment restrictions set forth below under "Investment Restrictions" are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. All other investment policies and practices described in this Prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

    Investors should recognize that investing in securities of Russian Companies involves significant risks and special considerations, including those set forth below, which are not typically associated with investing in United States securities markets. The specific nature of such risks may vary according to the country in which investments are made. The Fund is authorized to engage in certain transactions involving derivative instruments which may involve special risks. See "Hedging Transactions and Use of Derivative Instruments" and "Debt Securities-High Yield, High Risk Securities" below.

Political and Economic Factors

    Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia. In particular, the Fund may be exposed to the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

    The political environment in Russia in 1997 is more stable than in 1993 and earlier when clashes between reformers and reactionaries were continuous, setting the stage for an attempted coup d'etat in October 1993. Nevertheless, there is still a great deal of uncertainty surrounding the political future of the country. The risk exists that armed conflict in Chechnya will continue, which could deter foreign investment and international aid and further weaken the reformist government's control. The risk also exists that the political tensions associated with the war in Chechnya will lead to attempts for independence in other regions within the Russian Federation. The war in Chechnya and other inflammatory issues may also lead to greater tensions and divisions between the President and the Duma.

    The military could have a negative impact on Russia's political and economic future. The declining stature of Russia as a world power has led to a widespread sentiment among Russians for a return to Russia's status as a superpower. Demobilization of troops, cuts in the military budget, the growth of significant gaps in living standards between the military and civilian sectors, and the perception of an external threat from NATO could lead to further political unrest.

    Moreover, it is uncertain whether Russia's privatization process will continue although government officials have publicly pledged their continued support for the reform process. It is also unclear whether the reforms intended to liberalize prevailing economic structures based on free market principles will be successful, particularly in terms of foreign ownership of Russian companies.

    The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is therefore unclear how successful Russian companies will be in competing in a market-oriented global economy.

    Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy. Although Russia's economy has been improving and is expected to continue to improve, it is still subject to periodic reversions to high inflation, high government spending, and the like. The taxation system has had numerous attempts at reform, but a failure to collect taxes is an ongoing major problem.

    The 1997 budget is expected to be adopted by the government after parliamentary approval in early 1997. The budget calls for a continued reduction in the inflation rate, the government deficit, positive GDP growth, and greater employment. The budget also calls for continued non-inflationary means of financing the deficit including continued installments of a $10.2 billion loan granted by the International Monetary Fund ("IMF") in 1996. There are continued calls by incumbents and challengers for greatly increased government spending and, in fact, government spending increased significantly in 1996 to fulfill campaign promises made by President Yeltsin. Although major macroeconomic indicators are showing strong signs of improvement, there can be no assurance that the severe economic problems of the recent past will not return. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

Market Characteristics

    The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Some issuers may be exposed to center-regional conflicts in jurisdiction in the areas of taxation and overall corporate governance which could put the Fund's investments at risk. In addition, because the Russian securities markets are smaller and less liquid than in the United States, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets.

    Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign and domestic investors.

    As of November 30, 1996, the ten largest companies on the Moscow Times Index had a total market capitalization of approximately $28.5 billion. The market capitalization of the fifty stocks which comprise the Moscow Times Index is approximately $33.1 billion. A majority of securities transactions are conducted in the over-the-counter market. The monthly trading volume of the Russian Trading System (RTS) Index, which represents the most actively traded issues in the Moscow Times Index for the one month period ending November 30, 1996, was $340 million. Trading is primarily conducted on a dealer to dealer basis.

Settlement and Custody Risk

    Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is no central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. The Fund will endeavor to ensure that its interest continues to be appropriately recorded, either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular audits. However, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, while a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been followed by these enterprises. Because of this lack of independence of registrars, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. This practice may prevent the Fund from investing in the securities of certain Russian Companies otherwise deemed suitable by the Sub-Adviser. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment. Moreover, since the local postal and banking systems may not meet the same standards as those of Western countries, no guarantee can be given that all entitlements attaching to securities acquired by the Fund, including those relating to dividends, can be realized. There is the risk that payments of dividends or other distributions by bank wire could be delayed or lost. In addition, there is the risk of loss in connection with the insolvency of an issuer's bank or registrar, particularly because these institutions are not guaranteed by the state.

    In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian Company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian Companies that the Fund would otherwise make. In accordance with procedures adopted by the Fund, the Fund's Russian sub-custodian has undertaken to provide certain information on a periodic basis to the Board of Directors concerning the share registration and custody arrangements in Russia. If the Board of Directors determines that, over the long term, investment in the securities of Russian Companies is no longer consistent with the best interests of the Fund's shareholders, the Fund intends to call a shareholder meeting for the purposes of considering whether to modify the Fund's investment policies or to liquidate the Fund's assets and distribute the proceeds to shareholders.

Foreign Currency and Exchange Rates

    The Fund's assets will be invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia (The Russian government plans to achieve full convertibility of the ruble into hard currencies by the year 2000.) The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations. In the past, the ruble has experienced significant devaluations relative to the U.S. dollar. In July, 1995 however, the Central Bank of Russia ("CBR") announced that it would maintain the ruble-dollar exchange rate within preset boundaries of R4300-4900/$1. Given its success, the CBR continued this policy through 1996 although with a "crawling" corridor which lets the exchange rate creep in line with domestic inflation. A band of R5,500-6,100/$1 was envisaged in December 1996. The CBR has committed to continuing this policy through 1997. However, there can be no guarantee that the government will continue this policy or that this policy will continue to be successful. Although the ruble is internally convertible within Russia, there can be no guarantee of the liquidity or availability of such markets. Accordingly, the Fund may experience significant delays in converting currency in connection with its portfolio transactions. The Fund, as a non-resident of Russia, is restricted in the operations in which it may engage involving rubles since it may only hold rubles in an "I-type" investment account or a "T-type" trading account within Russia which can only be used for certain defined operations connected with investment management.

    Currency devaluations may occur without warning and are beyond the control of the Advisor and/or Sub-Adviser. To the extent such instruments are available on terms acceptable to the Fund, the Fund may attempt to mitigate the risks associated with currency fluctuations at times by entering into forward, futures or options contracts to purchase or sell the ruble. Currently, such instruments are generally not available.

Investment and Repatriation Restrictions

    The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. The Sub-Adviser does not believe that such investment restrictions currently impose a material constraint on the Fund's ability to realize gains through investments in Russian Companies. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital or income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies and in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company or its tax computations might be subject to revision (which could result in the imposition of taxes, interest and penalties). See "Tax Matters."

Tax System

    Economic commentators have noted the significant need for structural reform of the Russian Tax System. The domestic tax burden is high and the discretion of local authorities to create new forms of taxation has resulted in a proliferation of taxes, in some cases imposed or interpreted retroactively. Due to taxes paid in advance in the context of high inflation, effective tax rates are significantly higher than statutory rates. High tax rates have led to tax evasion and corruption and therefore tax revenues have been significantly below the government's budget. High tax rates and the unpredictability of the tax laws have also deterred foreign investment and the repatriation to Russia of flight capital, depriving the government of important sources of revenue. The risk exists that the Fund may be exposed to higher levels of taxation. Although tax reform is a high priority for the government, it is uncertain when such reform will take place.

Hedging Transactions and Use of Derivative Instruments

    The Fund is authorized to engage in certain transactions involving the use of derivative instruments, including forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon.

    The Fund may seek to protect the value of some or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund is authorized to enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as to purchase put or call options on foreign currencies, in U.S. or foreign markets, to the extent available. In order to hedge against adverse market shifts, the Fund is permitted to purchase put and call options on stocks, write covered call options on stocks and enter into stock index futures contracts and related options. The Fund also is authorized to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of such hedging strategies, see "Additional Investment Practices". Currently, there is no market in which the Fund may engage in many of these hedging transactions; therefore, there can be no assurance that instruments suitable for hedging currency or market or interest rate shifts will be available at the time the Fund wishes to use them.

Reporting Standards

    Accounting, auditing and financial reporting standards and requirements in Russia are less stringent and less consistent than those applicable in many major Western countries. Such accounts and reports are not always publicly available. Historically, accounting and auditing has been carried out solely as a function of compliance with tax legislation and need not be carried out by independent auditors. Less information is available to investors investing in such securities than to investors investing in securities of companies in many major Western countries and the historic information which is available is not necessarily comparable or relevant. The items appearing in the financial statements of a Russian Company, even if prepared in accordance with international accounting standards, may not reflect its financial position or the results of operations in the way that they would be reflected had such financial statements been prepared in accordance with generally accepted accounting principles in the United States or other developed countries. The Fund's financial statements will be prepared in accordance with U.S. generally accepted accounting principles.

Privatization and Restructuring

    The purchase of securities of recently privatized companies involves special risks. Many recently privatized companies have gone through an internal reorganization of management in an attempt to improve their competitive position in the private sector.

However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. Moreover, the loss of government support and protection in connection with privatization and sudden subjection to market competition from which an enterprise was previously protected, could have a negative effect on such enterprise. Further, unreliable reporting standards, as discussed above, make the valuation of recently privatized companies difficult. The Sub-Adviser will seek to assess the long-term earnings potential and/or fair market value of recently privatized companies in light of historical value measures such as price/earnings ratios, operating profit margins and liquidation values. However, there can be no assurance that accurate data in support of such assessment will be available. Errors in valuing recently privatized companies, whether or not the result of inaccurate or unavailable data, could result in the Fund overpaying for an interest in such companies.

    The transformation of medium and large-scale state enterprises into open joint stock companies (i.e., corporatization) and their subsequent privatization has been carried out by the Russian State Property Committee and Federal Property Fund and their local organs at an unprecedented rate. In doing this, much of the responsibility for preparation of enterprises for privatization and compliance with much of the privatization legislation was delegated to individuals at the enterprise concerned, rather than being strictly controlled by state authorities. This enhances the risk that there may be illegalities in the privatization that may lead to full or partial invalidity of the privatization of the enterprise concerned or the imposition of sanctions on that enterprise or individuals within its administration. In addition an enterprise may not have valid or full title to all of the assets shown on its balance sheet and may be subject to obligations arising from a period prior to its privatization. As an investor, the Fund may consequently lose all or a part of its investments in such privatized enterprises.

    The privatization process has also resulted in certain disputes between management and shareholders, particularly foreign shareholders, of recently privatized companies. For example, management of certain companies has resisted recognizing purchases of equity interests by foreign investors. In addition, incidents have been reported where foreign shareholders' ownership interests have been diluted by management through the issuance of new securities to limited groups of existing shareholders.

Liability of Investors in Joint Stock Companies

    The new Russian Civil Code generally provides that shareholders in a Russian joint stock company are not liable for the obligations of the joint stock company, and only bear the risk of loss of their investment. However, the Civil Code provides that where one company has the opportunity to determine decisions taken by another company (a "subsidiary"), whether as a result of its ownership interest, under the terms of a contract between the companies, or in any other way, then, if the first company gives obligatory directions to the second company, it bears joint responsibility for transactions concluded by the latter in fulfilling such directions. In addition, where a subsidiary becomes insolvent or bankrupt as a result of the fault of the parent company then the parent company is liable for the subsidiary's debts in so far as the subsidiary does not have enough funds to cover the debts.

Difficulties  in  Protecting  and Enforcing Rights

    Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

    Rights apparently granted to the Fund by legislation may be subject to retroactive change or may be undermined by conflicting legislation, the failure by a legislator to comply with the proper procedure for passing such legislation or by changes or uncertainties in the relative priority of legislation passed by different legislative bodies. For example, certain regulations of the State Property Management Committee concerning depositories and shareholder registers, which are generally applied as a matter of practice in Russia, were not properly registered with the Ministry of Justice which as a matter of law should render them invalid.

    Legislation in Russia is in a state of development and is subject to frequent amendment.

Environmental Risks

    The lack of environmental controls in Russia has led to widespread pollution of the air, ground and water resources. Also contributing to environmental pollution are industrial infrastructure problems, particularly oil and gas pipeline leaks. In addition, there are concerns related to the availability of equipment and funding for the disposal of nuclear waste. Russian environmental legislation envisages the possibility of stringent sanctions on companies that commit serious or persistent breaches, including closure of the enterprise concerned. The extent of the cost, if any, for the abatement of environmental hazards by an issuer generally will not be determinable at the time the Fund is considering an investment.

Corruption and Crime

    The Russian economic system suffers from pervasive corruption, a state of affairs that to a large extent has been carried over from the Communist era. Many businesses, particularly in the large cities, are subject to the influence of criminal elements although there is not a single group or confederation of criminals that can be characterized as "organized" crime, as that term is understood in Western Europe and North America. In an effort to root out crime, the President has issued a series of decrees giving the security forces extreme powers to carry out a crackdown on crime. The President has acknowledged that many provisions of its anti-crime decrees violate the Russian constitution as well as the criminal code and these decrees have been viewed by many as a threat to civil rights. The social and economic difficulties resulting from the problem of corruption and crime in Russia can adversely affect the value of the Fund's investments.

Direct Investments

    Direct investments in Russian Companies will involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund. Under certain circumstances, this lack of liquidity may impede the Fund's ability to achieve its investment objective of long-term capital appreciation. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. Certain of the Fund's direct investments may include investments in smaller Iess-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund's investments in illiquid securities is limited to 15% of the Fund's total assets.

Russian Securities Markets

    The securities of Russian Companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for some of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Non-Diversification

    The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Thus, the Fund may invest a greater portion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. This intention should not be regarded as assurance that the diversification requirements will, in fact, be met. See "Tax Matters" and "Investment Restrictions."

Debt Securities-High Yield, High Risk Securities

    The Fund may invest in debt securities of Russian Companies which may be unrated or low-rated. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, the debt securities may have speculative characteristics. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of the issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

    The Fund may invest in debt securities rated below BBB by Standard and Poors ("S&P") and Baa by Moody's Investor Services ("Moody"). Such low-rated debt securities may involve greater risks of loss of income and principal than higher-rated securities, are speculative in nature, and are commonly known as "high yield" securities or "junk bonds." The unrated debt securities in which the Fund may invest will generally involve risks equivalent to those of low-rated debt securities. Although high risk, low-rated debt securities and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income. Securities having the lowest rating for nonsubordinated debt instruments assigned by S&P and Moody's (i.e., rated CCC by S&P or C by Moody's) are considered to have extremely poor prospects of ever attaining any real investment standing; to be unlikely to have the capacity to pay interest or repay principal when due in the event of adverse business, financial or economic conditions; and/or to be in default or not current in the payment of interest or principal. In addition, the markets in which unrated and low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated or low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of unrated or low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in unrated or low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. A debt security rated "D" by S&P means that the issuer is in payment default.

    Low-rated debt securities and comparable unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated and unrated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated or unrated debt securities defaults, the Fund may incur additional expenses in seeking recovery.

Foreign Sub-custodians and Securities Depositories

    Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in foreign countries, will be held by its sub-custodians who will be approved by the Board of Directors of the Fund as and when appropriate in accordance with the rules of the Securities and Exchange Commission. Selection of the sub-custodians will be made by the Board of Directors following the consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located, and risks of potential nationalization or expropriation of Fund assets. In addition, the 1940 Act requires that foreign sub-custodians, unless otherwise exempted, must generally, among other things, have shareholder equity in excess of $200,000,000, have no lien on the Fund's assets and maintain adequate and accessible records. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience.

                        ADDITIONAL INVESTMENT PRACTICES

    The Fund is authorized to use the various investment strategies described below, some or all of which may be classified as derivatives, to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the 1940 Act, the Fund may hedge up to 100% of its assets when deemed appropriate by the Sub-Adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

Forward Foreign Currency Contracts and Options on Foreign Currencies

    The Fund will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into forward contracts with terms of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

    The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock" in the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Cross-hedging involving the use of rubles involves special risks. The ruble has a limited trading history and is particularly volatile, making any anticipation of its movement difficult and increasing the risk of loss. See "Risk Factors and Special Considerations-Foreign Currency and Exchange Rates." The Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not accurately predicted.

    The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

Futures Contracts

    For hedging purposes only, the Fund may buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

    When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Options on Securities or Indices

    The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

When-Issued and Delayed Delivery Securities

    The Fund may purchase equity and debt securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset, and in the case of debt securities, are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Due to their higher volatility, this risk may be greater in the case of equity securities purchased on a when-issued or delayed delivery basis. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                            INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

    (1) The Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (2) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

    (3) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (4) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of its total assets.

    The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

    The investment policies described below are non-fundamental; therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

    (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    The Statement of Additional Information contains a complete description of the Fund's restrictions and any additional information on policies relating to the investment of its assets and its activities.

                             MANAGEMENT OF THE FUND

    The Fund has a Board of Directors which establishes the Fund's policies and supervises and reviews the operations and management of the Fund. There are currently nine directors (of whom five are non-interested persons as defined under the 1940 Act) who meet four times each year. The Statement of Additional Information contains more data regarding the Directors and Officers of the Fund.


         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    The Fund has entered into an investment advisory contract with Lexington Management Corporation ("LMC"), P. O. Box 1515 Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC provides investment advice and in general conducts the management and investment program of the Fund under the supervision and control of the Directors of the Fund. LMC has entered into a sub-advisery contract with Troika Dialog Asset Management, ("TDAM") 6/3 1st Kolobovsky Per, Moscow, 103051 Russia under which TDAM will provide the Fund with investment advice and management of the Fund's investment program.

    TDAM is a wholly owned subsidiary of Troika Dialog which was founded in Moscow, Russia in 1991 by Dialog Bank and Troika Capital Corporation. TDAM provides investment advice and management to a number of mutual funds distributed in Russia. In 1992, Troika Dialog received its operating license from the Russian Ministry of Finance and began trading in Russian GKOs (Russian government bonds) the following year. In 1994, Troika Dialog was a co-founder of the Russian Professional Association of Securities Market Participants (PAUFOR) as well as the Depository Clearing Company (DCC). Troika Dialog is an active trader in Russian government and corporate securities, conducts in-depth research on Russian securities markets and Russian companies, and acts as an advisor to a number of multinational and Russian companies in the area of corporate finance. Troika Dialog is based in Moscow with extensive broker contacts throughout Russia. Troika Dialog employs approximately 160 employees. TDAM will provide the Fund with investment advice and management of the Fund's investment program.

    Lexington Funds Distributor, Inc. ("LFD"), a registered broker dealer, is the Fund's distributor. LMC, established in 1938, currently manages over $3.0 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

    As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.25% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay the Sub-adviser an annual sub-advisory fee of 0.625% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. See "Investment Adviser, Sub-Adviser, Distributor and Administrator" in the Statement of Additional Information.

    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, producing shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                               PORTFOLIO MANAGERS

    The Fund is managed by a portfolio management team. The lead co-managers are Nancy Herring and Gavin Rankin. Nancy Herring is Managing Director and Chief Investment Officer of TDAM. Gavin Rankin is Director of Research for TDAM and Troika

Dialog. They are responsible, along with other members of the portfolio management team, for the Fund's overall investment strategy. In addition to the Fund, Nancy Herring manages the Russian domestic mutual funds of Troika Dialog. She was appointed Managing Director in 1996. Before joining TDAM, Ms. Herring, a U.S. citizen, was a portfolio manager of a U.S. equity fund for Dean Witter Intercapital. In all she has over twelve years of security industry experience. Her Master's Degree in Business Administration was earned in International Business and Finance at Columbia University Graduate School of Business. Mr. Rankin was appointed Director of Research for Troika Dialog in November of 1995. Before joining Troika Dialog, he was the Founder and Chief Executive Officer for five years of Lonpra A.S., an investment banking firm based in the Czech Republic. Mr. Rankin received a degree in law (L.L.B.) from the University of Buckingham in England and also qualified as a Chartered Accountant with Price Waterhouse. Mr. Rankin has extensive experience in East European equity research and management.

    The other members of the portfolio management team include Peter Derby and Ruben Vardanian.

    Peter Derby is the Chairman of the Board of TDAM, the Chairman and founder of Troika Dialog and is the President and Chief Executive Officer of Dialog Bank. He has held this position since 1991. Mr. Derby participated in the drafting of corporate, banking and securities legislation in Russia and is currently a member of the Expert Council of Russia's Federal Securities Exchange Commission. Mr. Derby holds numerous director positions in Russian enterprises and charities. Mr Derby, a U.S. citizen is a Member of the Board of Directors of the American Chamber of Commerce in Russia. He is a founding Member of the Russian-American Professional Club in New York City.

    Ruben Vardanian is President of TDAM, and President and Chief Executive Officer of Troika Dialog. Mr. Vardanian, a Russian citizen, is a member of the Board of Directors of the Russian capital markets self-regulatory organisations (NAUFOR and PAUFOR), and the Depository Clearing Company (DCC). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He trained with Banka CRT in Italy and Merrill Lynch in New York.

                               BOARD OF ADVISERS

    The Fund's Board of Directors will receive oversight assistance from a Board of Advisers which will be composed of experts in Russian political and economic affairs. The Committee will be responsible for providing to the Board of Directors periodic updates on political and macroeconomic conditions and trends in Russia and their potential implication for the overall investment environment in Russia. This will enhance the Board of Directors' ability to oversee and safeguard the assets of the Fund's shareholders.

    The Board of Advisors is composed of Keith Bush,  Richard M. Hisey and Marin
J. Strmecki,.

Keith Bush

Keith Bush is a Senior Associate-Russian and Eurasian Studies at the Center for Strategic and International Studies in Washington, D.C. Prior to 1994, Mr. Bush was the Director of Radio Free Europe's Radio Liberty Research area. Mr. Bush has published more than 1,000 analyses on developments in the former Soviet Union.

Richard M. Hisey, CFA

Richard Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Asset Managers, Inc. He also serves as Treasurer for the Lexington Group of Mutual Funds and is a Director of the Fund. Mr. Hisey attended Leningrad State University and is fluent in Russian. Mr. Hisey is responsible for integrating information produced by the Board of Advisors with that produced by TDAM in formulating the Fund's overall investment strategy and in producing regular updates to the Board of Directors.


Marin J. Strmecki, Ph.D.

Marin J. Strmecki is the Director of Programs for the Smith Richardson Foundation. Prior to 1994, Dr. Strmecki served as a Legislative Assistant to U.S. Senator Orrin Hatch. Prior to 1993, Dr. Strmecki served as a Special Assistant for Public Policy on the Policy Planning Staff of the U.S. Office of the Secretary, Department of Defense. Prior to 1992, Dr. Strmecki served as a Professional

Staff Member of the Foreign Relations Committee of the U.S. Senate. Dr. Strmecki also served as a Foreign Policy Consultant to former U.S. President Richard M. Nixon from 1990 to 1994.


                             HOW TO PURCHASE SHARES

Initial Investment-Minimum $5,000. By Mail: Send a check payable to Lexington Troika Dialog Russia Fund, Inc., along with a completed New Account Application to State Street Bank and Trust Company (the "Agent"). See the back cover of this Prospectus for the Agent's address.

Subsequent Investments-Minimum $50. By Mail: Send a check payable to Lexington Troika Dialog Russia Fund, Inc., to the Agent, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Fund, account number and registration.

Broker-Dealers: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions who have selling agreements with LFD. Broker-dealers and financial institutions who process such purchase and sale transactions for their customers may charge a transaction fee for these services. The fee may be avoided by purchasing shares directly from the Fund.

The Open Account: By investing in the Fund, a shareholder appoints the Agent,as his agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares (see "Dividend, Distribution and Reinvestment Policy"). Stock certificates will be issued for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

    After an Open Account is established, payments can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Fund) . A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis with the Automatic Investing Plan, "Lex-O-Matic". The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by the Fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

    On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Purchase Price: The purchase price will be the net asset value per share of the Fund next determined after receipt by the Agent of a completed New Account Application in proper form.

Determination of Net Asset Value: The net asset value of Fund shares is determined at the official closing time of the New York Stock Exchange each day that such Exchange is open for trading. In determining net asset value, portfolio securities listed on a national securities exchange are valued at their sales price on such exchange as of such time; if no sales price is reported, the mean of the last bid and asked price is used. However, when LMC deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. For over-the-counter securities the mean of the latest bid and asked prices is used. Securities for which there are no current prices, and any other assets of the Fund for which there is no readily available market value, shall be valued by Fund management in good faith under the direction of the Fund's Board of Directors. Good faith valuation will involve the use of a management valuation committee which includes members of accounting, compliance, and portfolio management. Specific criteria will be used in making good faith determination of fair value. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Board of Directors deems that the particular event would materially affect the net asset value, in which case an adjustment will be made. Repurchase agreements and certificates of deposit are stated at amortized cost. In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding. Terms of Offering: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's special investment programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent. Account Statements: The Agent will send shareholders either purchasing or redeeming shares of the Fund, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share, and the amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address, or dividend option occurs. Shareholders are urged to retain their account statements for tax purposes.

                              HOW TO REDEEM SHARES

    By Mail: Send to the Agent (see the back cover of this Prospectus for the address): (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. If a shareholder has any questions regarding the requirements for redeeming shares, he should call the Fund at the toll free number on the back cover prior to submitting a redemption request. If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date received by the Agent.

Redemption Fee: A fee will be charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. Reinvested distributions will be sold first without a fee. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out"
(FIFO) method. Therefore, the oldest shares are considered to have been sold first. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody, redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital.

    Checks for redemption proceeds will normally be mailed within three business days. However, the Fund will only mail redemption checks upon clearance of the purchase payment.

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $25,000 or more, (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" in the Statement of Additional Information).

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 (except retirement plan accounts) and mail the proceeds to the shareholder. Such right reserved by the Fund pertains to circumstances in which the value of shares falls below the stated threshold due to redemptions, and not due to market fluctuations. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their accounts up to the required minimum.

                              SHAREHOLDER SERVICES

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee of the registered owner is required on the letter of instruction or accompanying stock power.

Systematic Withdrawal Plan: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations, and certain other investors, the minimum initial investment may be waived.

                               EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share next determined at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    The Lexington Funds currently available for exchange are:

    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC. (NASDAQ Symbol: LETRX)

    LEXINGTON GLOBAL FUND, INC. (NASDAQ Symbol: LXGLX)

    LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ Symbol: LEXGX)

    LEXINGTON INTERNATIONAL FUND, INC. (NASDAQ Symbol: LEXIX)

    LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. (NASDAQ Symbol: LXCAX)

    LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ Symbol: LEBDX)

    LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ Symbol: LEXCX)

    LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ Symbol: LEXRX)

    LEXINGTON SMALLCAP VALUE FUND, INC. (NASDAQ Symbol: LESVX)

    LEXINGTON GOLDFUND, INC. (NASDAQ Symbol: LEXMX)

    LEXINGTON CONVERTIBLE SECURITIES FUND  (NASDAQ Symbol:  CNCVX)

    LEXINGTON GNMA INCOME FUND, INC. (NASDAQ Symbol: LEXNX)

    LEXINGTON MONEY MARKET TRUST (NASDAQ Symbol: LMMXX)

    LEXINGTON TAX FREE MONEY FUND, INC. (NASDAQ Symbol: LTFXX)

    Shareholders in any of these funds may exchange all or part of their shares for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired.

    If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the initial investment of the Fund being purchased. If, however, an account already exists in the Fund being bought, there is a $500 minimum exchange required. Shareholders must provide the account number of the existing account.

    Any exchange between mutual funds is, in effect, a redemption of shares in one Fund and a purchase in the other Fund. Shareholders should consider the possible tax effects of an exchange.

TELEPHONE EXCHANGE PROVISIONS-Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of 7 days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds.

    All  accounts  involved  in  a  telephonic   exchange  must  have  the  same
registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds as the true and lawful attorney to surrender for redemption or exchange any and all non-certificated shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future, which has the identical registration with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, nor the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty
(30) days' written notice to the address of record. If other than an individual, it is certified that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has power to take action called for by this continuing Authorization.

    Exchange Authorization forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

    This exchange offer is available only in states where shares of the fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent. For further information concerning Telephone Exchange Provisions, please see the Statement of Additional Information.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, lRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Plans, Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC at 1-800-526-0056. (See "Tax-Sheltered Retirement Plans" in the Statement of Additional Information.)

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

    Any dividends and distribution payments will be reinvested at net asset value in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").

                               DISTRIBUTION PLAN

    The Board of Directors of the Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor, payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement. LMC, at no additional cost to the Fund, may pay to Shareholder Service Agents, additional amounts from past profits for administrative services.

                                  TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

    Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

    Under certain circumstances, the Fund may be in a position to (in which case it would) elect to "pass-through" to its shareholders the right to a credit or deduction for income or other creditable taxes paid by the Fund to foreign governments.

    Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares and may also be subject to state and local taxes. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that such dividends were declared to shareholders of record on a date in October, November, or December of such preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year will be sent to shareholders promptly after the end of each year.

    The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Investors considering an investment in the Fund should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

    Lexington Troika Dialog Russia Fund, Inc. ("the Company") is an open-end, management investment company organized as a corporation under the laws of the State of Maryland on November 22, 1995 and has authorized capital of 1,000,000,000 shares of common stock, par value $.001 of which 500,000,000 have been designated the Lexington Troika Dialog Russia Fund. Each share of common stock has one vote and shares equally with other shares of the same series in dividends and distributions when and if declared by the Fund and in the Fund's net assets belonging to such series upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

    The Company will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the record holders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

                            PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends paid by the Fund. Dividends are comprised of net realized capital gains and net investment income.

    Performance will vary from time to time and past results are not necessarily representative of future results. It should be remembered that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones
Industrial Average Index, Moscow Times Index, Russian Trading System Index, Morgan Stanley Capital International (EAFE) Index or Standard & Poor's 500 Composite Stock Price Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the custodian for the Funds' portfolio securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

    KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1997.

                               OTHER INFORMATION

    This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

    The Code of Ethics adopted by each of the Adviser, Sub-Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of each Code of Ethics is that the operations of the Adviser, Sub-Adviser and Fund be carried out for the exclusive benefit of the Fund's shareholders. All organizations maintain careful monitoring of compliance with the Code of Ethics.

    Additional portfolios may be created from time to time with investment objectives and policies different from those of the Fund. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

(left column)

Investment Adviser
-----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Sub-Adviser
-----------------------------------------------------------
TROIKA DIALOG ASSET MANAGEMENT
6/3 1st Kolobovsky Per
Moscow, 103051 Russia

Distributor
-----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

All shareholder requests for services of any kind should be sent to:

Transfer Agent
-----------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
c/o National Financial Data Services
Lexington Funds
1004 Baltimore
Kansas City, Missouri 64105

or call toll free:
Service: 1-800-526-0056 (or 201-845-7300)
24 Hour Account Information:1-800-526-0052
Institutional/Financial Adviser Services: 1-800-367-9160


Table of Contents                                      Page
-----------------------------------------------------------
Fee Table ...........................................     2

Description of the Fund .............................     2

Investment Objective and Policies ...................     2

Risk Factors and Special Considerations .............     4

Additional Investment Practices .....................    12

Investment Restrictions .............................    13

Management of the Fund ..............................    15

Investment Adviser, Sub-Adviser,
  Distributor and Administrator .....................    15

Portfolio Managers ..................................    15

Board of Advisers ...................................    16

How to Purchase Shares ..............................    16

How to Redeem Shares ................................    18

Shareholder Services ................................    19

Exchange Privilege ..................................    19

Tax-Sheltered Retirement Plans ......................    21

Dividend, Distribution and Reinvestment Policy ......    21

Distribution Plan ...................................    21

Tax Matters .........................................    21

Organization and Description of Common Stock ........    22

Performance Calculation .............................    22

Custodian, Transfer Agent and
  Dividend Disbursing Agent .........................    23

Counsel and Independent Auditors ....................    23

Other Information ...................................    23


(right column)

                            ------------------------
                                L E X I N G T O N
                            ------------------------



                            ------------------------
                                    LEXINGTON

                                  TROIKA DIALOG

                                     RUSSIA

                                   FUND, INC.







                               The Lexington Group
                                   of No-Load
                              Investment Companies
                            ------------------------





                              P R O S P E C T U S
                                 JANUARY 3, 1997
                                 ===============

                   LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 3, 1997

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Troika Dialog Russia Fund (the "Fund"), dated January 3, 1997, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

           Shareholder Services Information:-1-800-526-0056 (or 201-845-7300) Institutional/Financial Adviser Services:-1-800-367-9160
                24 Hour Account Information:-1-800-526-0052

Lexington Management Corporation ("LMC") is the Fund's investment adviser. Troika Dialog Asset Management ("TDAM") is the Fund's sub-adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.

                               TABLE OF CONTENTS

                                                                            Page

Additional Investment Practices ...........................................    2

Management of the Fund ....................................................    2

Investment Restrictions ...................................................    5

Investment Adviser, Sub-Adviser, Distributor and Administrator ............    6

Portfolio Transactions and Brokerage Commissions ..........................    7

Redemption of Shares ......................................................    8

Determination of Net Asset Value ..........................................    8

Telephone Exchange Provisions .............................................    8

Tax-Sheltered Retirement Plans ............................................    9

Tax Matters ...............................................................    9

Performance Calculation ...................................................   14

Shareholder Reports .......................................................   15

Financial Statements ......................................................   16

                        ADDITIONAL INVESTMENT PRACTICES

    The Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the 1940 Act, the Fund may hedge up to 100% of its assets when deemed appropriate by the Sub-Adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur. For a full description of the Fund's investment practices, see the prospectus under "Additional Investment Practices."

                             MANAGEMENT OF THE FUND

    The Directors and executive officers of the Fund and their principal occupations are set forth below:

 +S.M.S. CHADHA  (59),  Director.  3/16  Shanti  Niketan,  New Delhi 21,  India.
    Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DEMICHELE (52), President and Director. P.O. Box 1515, Saddle Brook,
    N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; President and Director, Lexington Global Asset Managers, Inc.; Director, Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, The Navigator's Group, Inc.; Director, Vanguard Cellular Systems Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers): Trustee, Smith Richardson Foundation.

 +BEVERLEY C. DUER (67),  Director, 340 East 72nd Street, News York, N.Y. 10021.
    Private Investor. Formerly, Manager of Operations Research Department-CPC International, Inc.

*+BARBARA R. EVANS (36),  Director, 5 Fernwood Road, Summit, N.J. 07901. Private
    Investor. Prior to May, 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+RICHARD M. HISEY (38), Vice President, Treasurer and Director. P. O. Box 1515,
    Saddle Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Director, Lexington Capital Management, Inc.; Director, LCM Financial Services, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+LAWRENCE  KANTOR (49),  Vice  President and  Director.  P.O. Box 1515,  Saddle
    Brook, N.J 07663. Managing Director, General Manager and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager-Mutual Funds, Lexington Global Asset Managers, Inc.

 +JERARD F. MAHER (50), Director. 300 Raritan Center Parkway, Edison, New Jersey
    08818-7815. General Counsel, Federal Business Centers; Counsel, Ribis, Graham & Curtin; Trustee, Lexington Convertible Services Fund since 1986.

 +ANDREW M. McCOSH (56), Director. 12 Wyvern Park, Edinburgh EH 92 JY, Scotland,
    U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland.

 +DONALD B. MILLER (70),  Director. 10725 Quail Covey Road,  Boynton  Beach,  FL
    33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maquire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).

 +JOHN G. PRESTON (64),  Director. 3 Woodfield  Road,  Wellesley,  Massachusetts
    02181.   Associate   Professor   of   Finance,   Boston   College,   Boston,
    Massachusetts.

 +MARGARET W. RUSSELL (76). Director. 55 North Mountain Avenue,  Montclair, N.J.
    07042. Private Investor. Formerly, Community Affairs Director, Union Camp Corporation.

*+LISA CURCIO (37), Vice President and Secretary.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD LAVERY (42), CLU ChFC,  Vice President.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE  CARNICELLI  (37), Vice President.  P.O. Box 1515,  Saddle Brook,  N.J.
    07663.

 *PETER DERBY (36),  Vice  President. 6/3 1st Kolobovsky  per,  Moscow,  103051,
    Russia. Chairman of the Board of Troika Dialog Asset Management. President and Chief Executive Officer of Troika Dialog. President and Chief Executive Officer of Dialog Bank since 1991. Director, Moscow International Currency Exchange (MICEX). Director, American Chamber of Commerce, Moscow. Treasurer and Director, Junior Achievement, Moscow; Founding member, Russian-American Professional Club, New York.

 *NANCY HERRING (44), Vice President and Portfolio Manager. 6/3 1st Kolobovsky per, Moscow, 103051, Russia. Managing Director and Chief Investment Officer, Troika Dialog Asset Management. Prior to September 1996, Portfolio Manager, Dean Witter Intercapital.

 *GAVIN RANKIN (34), Vice President and Portfolio Manager. 6/3 1st Kolobovsky per, Moscow, 103051, Russia. Director of Research, Troika Dialog Asset Management and Troika Dialog. Prior to November, 1995, Founder and Chief Executive Officer, Lonpra A.S. (investment bankers-Czechoslovakia). Received a degree in law (L.L.B.) from the University of Buckingham. Qualified as a Chartered Accountant with Price Waterhouse.

 *RUBEN VARDANIAN (29), Vice President, 6/3 1st Kolobovsky per, Moscow,  103051,
    Russia. President, Troika Dialog Asset Management. Executive Director, Troika Dialog.

*+CHRISTIE CARR (29),  Assistant  Treasurer  P.O. Box 1515,  Saddle Brook,  N.J.
    07663. Prior to October 1992, Senior Accountant. KPMG Peat Marwick LLP.

*+SIOBHAN GILFILLAN (33), Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
    07663.

*+THOMAS LUEHS (34),  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook,  N.J.
    07663. Prior to November 1993, Supervisor of Investment Accounting, Alliance Capital Management.

*+SHERI MOSCA (33),  Assistant  Treasurer.  P.O. Box 1515,  Saddle  Brook,  N.J.
    07663.

*+PETER CORNIOTES (34), Assistant  Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Assistant Vice President, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (36), Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

 *"Interested person" and/or "Affiliated person" of LMC or Troika Dialog as defined in the Investment Company Act of 1940, as amended.

 +Messrs. Chada,Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Luehs,
  Miller, Maher, McCosh, Preston and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca. and Russell hold similar offices with some or all of the other investment companies advised and/or distributed by LMC and LFD.

    All officers and directors of the Fund are U.S. residents except for the following three (3) individuals: Peter Derby, Ruben Vardanian and Gavin Rankin. The primary residence for Mr. Derby, Mr. Vardanian and Mr. Rankin is in Russia. Mr. Derby is a U.S. citizen. These three Fund officers are also executive officers of Troika Dialog Asset Management ("TDAM"). TDAM is registered with the U.S. Securities and Exchange Commission ("SEC") as a non-resident registered investment adviser. TDAM has filed with the SEC an Irrevocable Appointment of Agent for Service of Process, which designates and appoints the SEC as its agent upon whom may be served all process, pleadings, and other papers in any civil suit or action brought against it. This irrevocable appointment shall continue in effect notwithstanding the subsequent withdrawal or admission of any executive officer if such withdrawal or admission does not as a matter of law create a new closed joint stock company. In the event of dissolution of the closed joint stock company this irrevocable agreement shall nevertheless continue in effect for any action against the former executive officers or the closed joint stock company in dissolution.

    Set forth below is information regarding compensation to be paid during the current fiscal year. Since the Fund has not completed its first full year, this information is an estimate of future payments that would be made pursuant to existing compensation arrangements. The Board does not have any audit or compensation committees.

Remuneration of Directors and Certain Executive Officers:

    Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $5,000 a year. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Each Director receives annualized compensation of $25,600.

    Set forth below is information regarding compensation paid or accrued for the fiscal year ended December 31, 1996 for each director.

---------------------------------------------------------------------------------------------------------------
                          Aggregate       Pension or Retirement             Number of
                        Compensation       Benefits Accrued as      Total Compensation From     Directorships
     Name of Director     from Fund       Part of Fund Expenses      Fund and Fund Complex     in Fund Complex
---------------------------------------------------------------------------------------------------------------
      S.M.S. Chadha          856                   0                         $13,696                  16
---------------------------------------------------------------------------------------------------------------
   Robert M. DeMichele        0                    0                            0                     17
---------------------------------------------------------------------------------------------------------------
    Beverely C. Duer        $1080                  0                         $29,110                  17
---------------------------------------------------------------------------------------------------------------
    Barbara R. Evans          0                    0                            0                     16
---------------------------------------------------------------------------------------------------------------
    Richard M. Hisey          0                    0                            0                      1
---------------------------------------------------------------------------------------------------------------
    Lawrence Kantor           0                    0                            0                     16
---------------------------------------------------------------------------------------------------------------
     Jerard Maher           $ 224                  0                         $ 5,934                  17
---------------------------------------------------------------------------------------------------------------
   Andrew M. McCosh         $ 856                  0                         $13,696                  16
---------------------------------------------------------------------------------------------------------------
   Donald B. Miller         $1080                 $840                       $26,760                  16
---------------------------------------------------------------------------------------------------------------
   Francis Olmsted*         $ 840                  0                         $16,800                  16
---------------------------------------------------------------------------------------------------------------
   John G. Preston          $1080                  0                         $26,760                  16
---------------------------------------------------------------------------------------------------------------
   Margaret Russell         $1080                  0                         $25,048                  16
---------------------------------------------------------------------------------------------------------------
   Philip C. Smith*         $1080                  0                         $26,760                  16
---------------------------------------------------------------------------------------------------------------
Francis A. Sunderland*      $ 672                 $560                       $18,928                  16
---------------------------------------------------------------------------------------------------------------
*Retired

Retirement Plan for Eligible Directors/Trustees

    Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

    Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1996, the estimated credited years of service for Messrs. Chadha, Duer, Maher, McCosh, Miller, Olmsted, Preston, Russell, Smith and Sunderland are 1,19, 1, 1, 23, 37, 19, 16, 27 and 37, respectively.


                 Highest Annual Compensation Paid by All Funds

                 $20,000    $25,000    $30,000    $35,000

     Years of
     Service     Estimated Annual Benefit Upon Retirement
     -------
       15        $15,000    $18,750    $22,500    $26,250

       14         14,000     17,500     21,000     24,500

       13         13,000     16,250     19,500     22,750

       12         12,000     15,000     18,000     21,000

       11         11,000     13,750     16,500     19,250

       10         10,000     12,500     15,000     17,500

                             INVESTMENT RESTRICTIONS

    The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

    (1) the Fund will not issue any  senior  security  (as  defined  in the 1940
        Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c} the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

    (2) at the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and
        (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

    (3) the Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (4) the Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

    (5) the Fund will not purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

    (6) the Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (7) the Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

    (8) the Fund will not act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

In additional to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

    (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    (2) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

    (3) The Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

    (4) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (5) The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

    (6) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

    (7) The Fund will not invest for the purpose of exercising control over or management of any company.

    (8) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated February 27, 1996 (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated Feburary 27, 1996 (the "Distribution Agreement"). LMC has entered into a sub-adviser contract with Troika Dialog Asset Management under which TDAM will provide the Fund with investment advice and management of the Fund's investment program. LMC makes recommendations to the Fund with respect to its investments and investment policies. These agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement, Sub-Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on February 27, 1996.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC's investment advisory fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. LFD pays the advertising and sales expenses related to the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

    LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses but including management fee and operating expenses) to an annual rate of 3.35% of the Fund's average net assets through April 30, 1997 or such later date as may be determined by LMC.

    The Advisory Agreement, Sub-Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement, Sub-Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940. As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.25% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay TDAM an annual sub-advisory fee of 0.625% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund.

    LMC as owner of the registered service mark "Lexington" will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment adviser or distributor. TDAM has authorized the Fund to include the word "Troika Dialog" as part of it's corporate name subject to revocation by TDAM in the event the Fund ceases to engage TDAM as Sub-Adviser. In that event the Fund will be required upon demand of LMC or TDAM to change its name to delete the word "Lexington" or "Troika Dialog" therefrom.

    LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford
Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

    Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor and Luehs and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and Troika Dialog may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of brokers and dealers and the market in which a transaction is executed. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

    Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for executions services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and Troika Dialog and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC and TDAM or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC and TDAM in carrying out its obligations to the Fund. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

    The Directors have adopted certain procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940, as amended, which require that the commissions paid to LFD or to broker-dealers affiliated with

LFD must be "reasonable and fair compared to the commission, fee or other remuneration comparable transactions involving similar transactions and similar securities . . . being purchased or sold on a securities . . . exchange during a comparable period of time". Rule 17e-1 and the procedures require the Directors to periodically review the transactions with affiliated broker-dealers and the procedures themselves. The procedures also require LMC and Troika Dialog to furnish reports to the Directors and to maintain records in connection with commissions paid to affiliated broker-dealers.

                              REDEMPTION OF SHARES

    The Fund has elected, pursuant to Rule 18F-1 of the Investment Company Act of 1940, to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of request for redemptions in excess of such amounts, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency, or if the payments of such redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

                        DETERMINATION OF NET ASSET VALUE

    The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                          TELEPHONE EXCHANGE PROVISIONS

    Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Exchange   Authorizations   forms,   Telephone   Authorization   forms   and
prospectuses of the other funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7} Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

    INDIVIDUAL RETIREMENT ACCOUNT ("IRA"): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under
Section 408 of the Internal Revenue Code (the "Code"). Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,500 for spousal IRAs) annual deductible IRA contribution. For adjusted gross incomes above $40,000 ($25,000 for single taxpayers, the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

    The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

    SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income (as defined in the Code) and in applying these limitations not more than $200,000 of "earned income" may be taken into account.

    CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

    An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

                                   TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

    Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

    Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to
Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

    The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

    Under recently proposed Treasury Regulations the Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's  alternative  minimum  taxable income  ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in
determining   the  holding  period  of  shares.   Long-term   capital  gains  of
noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             PERFORMANCE CALCULATION

    For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

          P(l + T)n         =        ERV

          Where:   P        =        a hypothetical initial payment of $1,000
                   T        =        average annual total return
                   n        =        number of years (1, 5 or 10)
                   ERV      =        ending redeemable value of a hypothetical
                                     $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Price Index, Dow Jones Industrial Average Index, Morgan Stanley Capital International (EAFE) Index or, Russian Trading System Index, Moscow Times Index, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.

Independent Auditors' Report
To The Shareholders and Directors of
Lexington Troika Dialog Russia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lexington Troika Dialog Russia Fund, Inc. (the "Fund") as of March 27, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of Lexington Troika Dialog Russia Fund, Inc. as of March 27, 1996 in conformity with generally accepted accounting principles.





                                                        KPMG Peat Marwick L.L.P.

New York, New York
March 27, 1996

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                       Statement of Assets and Liabilities
                                 March 27, 1996


ASSETS
  Cash ...........................................................................   $100,000
  Deferred organization and registration expenses (Note 2) .......................     75,000
                                                                                     --------
    Total Assets .................................................................   $175,000
                                                                                     --------

LIABILITIES
  Payable to Lexington Management Corporation (Note 2) ...........................   $ 75,000
                                                                                     --------
    Total Liabilities ............................................................   $ 75,000
                                                                                     --------
NET ASSETS applicable to 10,000 outstanding shares of common stock,
  $.001 par value per share, respectively ........................................   $100,000
                                                                                     ========

NET ASSETS consist of:

  Common stock - at par value, $.001 per share, authorized 1,000,000,000 shares;
  issued and outstanding 10,000 (Note 1) .........................................    $    10
  Additional Paid in Capital .....................................................     99,990
                                                                                     --------
                                                                                     $100,000
                                                                                     ========

NET ASSET VALUE offering and redemption price per share
  ($100,000/10,000 shares) .......................................................     $10.00
                                                                                       ======

NOTES:

(1) The Lexington Troika Dialog Russia Fund, Inc. (the "Fund") was formed on November 22, 1995 as a Maryland Corporation and has had no operations through March 27, 1996 other than matters relating to its organization and registration as a diversified, open-end investment company under the Investment Company Act of 1940 and the sale and issuance of 10,000 shares of its common stock to the Lexington Management Corporation at an aggregate purchase price of $100,000 to provide the initial capital of the Fund.

(2) Organization and initial offering expenses will be borne by the Fund and will be advanced by Lexington Management Corporation, (LMC). It is estimated that such expenses will not exceed $75,000 and will be amortized from the date operations commence over a period which it is expected that a benefit will be realized, not to exceed five years. The Fund will reimburse LMC for such expenses when the Fund's assets exceed $20 million or when the Fund has completed one year of operations, whichever occurs first. Lexington Management Corporation has agreed that in the event that any of the initial 10,000 shares are redeemed during the period of amortization of the Fund's organizational expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares (10,000) outstanding at the time of redemption.

(3) The Fund intends to comply in its initial year and thereafter with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                             STATEMENT OF NET ASSETS
                    (Including the Portfolio of Investments)
                                November 30, 1996
                                   (unaudited)
Number of
Shares or                                                               Market
Principal                                                               Value
Amount                     Security                                    (Note 1)
--------------------------------------------------------------------------------
            COMMON STOCKS: 77.2%

            ENERGY SOURCES: 5.3%
    35,000  Lukoil Holdings ........................................  $  371,000
     7,000  Lukoil Holdings (ADR) ..................................     296,940
                                                                      ----------
                                                                         667,940
                                                                      ----------

            FOOD WHOLESALERS: 2.5%

    16,360  Krasny Oktyabr .........................................     307,568
                                                                      ----------
            MERCHANDISING: 1.8%

     9,000  Trade House Gum ........................................     227,700
                                                                      ----------
            OIL & GAS DRILLING: 14.1%

     5,000  Gazprom (ADR) ..........................................      90,400
   130,000  Kondpetroleum ..........................................     185,250
   135,000  Megionneftegaz .........................................     459,000
    40,000 *Megionneftegaz (Preferred shares) ......................      88,000
    10,000 *Nizhnevartovskneftegaz (Preferred shares) ..............      25,000
    79,000  Noyabrskneftegaz .......................................     448,325
    30,000 *Noyabrskneftegaz (Preferred shares) ....................     112,500
   150,000  Orenburgneft ...........................................     352,500
                                                                      ----------
                                                                       1,760,975
                                                                      ----------
            OIL & GAS EXPLORATION: 13.5%

    25,000  Chernogorneft ..........................................     275,000
    25,000  Chernogorneft (ADR) ....................................     306,250
     2,000  Permneft ...............................................     101,000
   200,000  Purneftegaz ............................................     450,000
     6,000  Tatneft (ADR) ..........................................     228,000
    65,000  Tomskneft ..............................................     297,700
    10,000 *Tomskneft (Preferred shares) ...........................      33,500
                                                                      ----------
                                                                       1,691,450
                                                                      ----------
            METALS & MINING: 2.8%

    60,000  Norilsk Nickel .........................................     347,400
                                                                      ----------
            SHIPPING: 0.1%

    10,000  Primorsk Sea Shipping ..................................      17,500
                                                                      ----------
            TELECOMMUNICATIONS: 19.4%

     6,110  Chelyabinskvyazinform ..................................      93,972
     2,600 *Chelyabinskvyazinform (Preferred shares) ...............      28,002
     2,100  Irkutskelektrosviaz ....................................     123,900
     1,022  Moscow Telephone Systems ...............................     725,620
       400 *Moscow Telephone Systems (Preferred shares) ............     160,000
   126,000  Nizhnovsviyazinform ....................................     233,100
   100,000 *Nizhnovsviyazinform (Preferred shares) .................     105,000

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                             STATEMENT OF NET ASSETS
                    (Including the Portfolio of Investments)
                                November 30, 1996
                                   (unaudited)
Number of
Shares or                                                               Market
Principal                                                               Value
Amount                     Security                                    (Note 1)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS: 19.4% (cont.)

   215,000  Rostelekom .............................................  $  507,400
     3,000 *Samarasvyazinform (Preferred shares) ...................      90,000
   300,000  St. Petersburg Telecommunications ......................     364,500
                                                                      ----------
                                                                       2,431,494

            UTILITIES: 17.7%

 2,500,000  Irkutskenergo ..........................................     311,250
   250,000 *Lenenergo (Preferred shares) ...........................      70,000
   350,000  Mosenergo ..............................................     344,750
     3,000  Mosenergo (ADR) ........................................      88,626
    12,200  Permenergo .............................................     216,550
   800,000  Samaraenergo ...........................................     326,000
   624,000 *Sverdlovskenergo (Preferred shares) ....................     124,800
 9,000,000  Unified Energy Systems .................................     738,000
                                                                      ----------
                                                                       2,219,976

            TOTAL COMMON STOCKS (cost $9,198,413) ..................   9,672,003
                                                                      ----------
            GOVERNMENT OBLIGATIONS: 11.9%
            Russian Ministry of Finance Note
$1,500,000  9.25%, due 11/27/01 (cost $1,493,426) ..................   1,496,907
                                                                      ----------
            SHORT-TERM INVESTMENTS: 3.2%
            United States Treasury Bill
   400,000  5.13%, due 02/06/97 (cost $396,286) ....................     396,140
                                                                      ----------
            TOTAL INVESTMENTS: 92.3%
            (cost $11,088,125+) (Note 1) ...........................  11,565,050
                                                                      ----------

            Other assets in excess of liabilities: 7.7% ............     960,851
                                                                      ----------
            TOTAL NET ASSETS: 100.0%
            (equivalent to $11.30 per share on 1,108,323
            shares outstanding) .................................... $12,525,901
                                                                     ===========

            ADR - American Depository Receipt.
            * Restricted Securities (Note 8).
            + Aggregate cost for Federal income tax purposes is identical.


    The Notes to Financial Statements are an integral part of this statement.

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                        STATEMENT OF ASSETS & LIABILITIES
                                November 30, 1996
                                   (unaudited)


                                     ASSETS

Investments in securities, at value (cost $11,088,125) (Note 1) ..  $11,565,050

Cash .............................................................      970,334

Receivable due from Lexington Management Corporation (Note 2) ....       35,759

Receivable for investment securities sold ........................    1,191,475

Receivable for shares sold .......................................       60,220

Interest receivable ..............................................        4,093

Deferred organization expenses, net (Note 1) .....................       99,488
                                                                    -----------
      Total Assets ...............................................   13,926,419
                                                                    -----------
                                   LIABILITIES

Payable for investment securities purchased ......................    1,201,685

Payable for shares redeemed ......................................        2,500

Accrued expenses .................................................       89,315

Other liabilities ................................................      107,018
                                                                    -----------
      Total Liabilities ..........................................    1,400,518
                                                                    -----------

NET ASSETS (equivalent to $11.30 per share
  on 1,108,323 shares outstanding) (Note 4) ......................  $12,525,901
                                                                    ===========
Net Assets consist of:
Capital stock - authorized 1,000,000,000 shares,
  $.001 par value per share ......................................  $     1,108

Additional paid-in capital .......................................   11,516,076

Accumulated deficit ..............................................      (45,046)

Accumulated net realized gain on investments .....................      576,838

Net unrealized appreciation of investments .......................      476,925
                                                                    -----------
                                                                    $12,525,901
                                                                    ===========







    The Notes to Financial Statements are an integral part of this statement.

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                             STATEMENT OF OPERATIONS
                          June 3, 1996 (commencement of
                        operations) to November 30, 1996
                                   (unaudited)

INVESTMENT INCOME

Interest .........................................................    $  79,101
                                                                      ---------
EXPENSES
Investment advisory fee (Note 2) .................................       52,344
Custodian fees ...................................................       65,454
Directors' fees and expenses .....................................       21,849
Professional fees ................................................       15,094
Printing and mailing expenses ....................................       14,760
Distribution expenses (Note 3) ...................................       10,342
Transfer agent and shareholder servicing expense (Note 2) ........        8,780
Amortization of deferred expenses (Note 1) .......................        7,530
Accounting expenses (Note 2) .....................................        6,577
Registration fees ................................................          548
Other expenses ...................................................        6,623
                                                                     ----------
    Total expenses ...............................................      209,901
                                                                     ----------
    Less: Expenses recovered under contract with investment
          advisor (Note 2) .......................................       85,754
                                                                     ----------
    Net Expenses .................................................      124,147
                                                                     ----------
        Net Investment Loss ......................................   ($  45,046)
                                                                     ==========
Realized and Unrealized Gain on Investments (Note 5)
Net realized gain on investments .................................    $ 576,838
Net change in unrealized appreciation on investments .............      476,925
                                                                     ----------
Net realized and unrealized gain .................................    1,053,763
                                                                     ----------

Increase in Net Assets Resulting from Operations .................   $1,008,717
                                                                     ==========




    The Notes to Financial Statements are an integral part of this statement.

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.


                       STATEMENT OF CHANGES IN NET ASSETS
                          June 3, 1996 (commencement of
                        operations) to November 30, 1996
                                   (unaudited)


Net investment loss ..............................................  ($   45,046)
Net realized gain from investments ...............................      576,838

Net change in unrealized appreciation of investments .............      476,925
                                                                    -----------
Net increase in net assets resulting from operations .............    1,008,717
Increase in net assets from capital share transactions (Note 4) ..   11,517,184
                                                                    -----------
Net increase in net assets .......................................   12,525,901

NET ASSETS

Beginning of period ..............................................        -
                                                                    -----------
End of period (including accumulated deficit of $45,046) .........  $12,525,901
                                                                    ===========







    The Notes to Financial Statements are an integral part of this statement.

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          November 30, 1996 (unaudited)

1. Significant Accounting Policies

Lexington Troika Dialog Russia Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight line basis as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foreign currency exchange contracts outstanding at November 30, 1996.

    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions It is the Fund's intention to declare and pay dividends from net income and distributions from capital gains annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code.

    Deferred Organization Expenses Organization expenses aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years.

    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.25% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO ("TDAM") under which TDAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and TDAM, LMC pays TDAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. LMC has agreed to voluntarily limit the total expenses of the Fund to an annual rate of 3.00% of the Fund's average net assets through December 31, 1996. The investment advisory fee and expense reimbursement are set forth in the statement of operations.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $ 10,766 which are incurred by the Fund, but paid by LMC.


3. Distribution Plan

The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the period ended November 30, 1996 were $10,342 and are set forth in the statement of operations.


4. Capital Stock

Transactions in capital stock were as follows:



                                                           June 3, 1996
                                                   (commencement of operations)
                                                       to November 30, 1996
                                                  -----------------------------
                                                       Shares        Amount
                                                       ------        ------
Shares sold                                          1,120,989    $11,647,364
Shares redeemed                                        (12,666)      (130,180)
                                                     ---------    -----------
    Net increase                                     1,108,323    $11,517,184
                                                     ---------    -----------

5. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the period ended November 30, 1996, excluding short-term securities, were $ 15,148,156 and $5,035,900, respectively.

At November 30, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $944,076 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $467,151.

6.  Investment and  Concentration  Risks

The Fund's investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks which may not be present in domestic investments or in other developed countries, include:

    Market, Concentration, and Liquidity Risks The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund's policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

    Settlement and Custody Risks Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the issuer's share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to physically deliver documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract. For sales, the Fund may be forced to remit securities before payment is received.

    Foreign Currency and Exchange Risk The Fund's assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.

    Political and Economic Risk Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia. In particular, the Fund may be exposed to the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.


8.  Restricted  Securities

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

                                                 Average
                                    Acquisition  Cost Per     Market   % of Net
          Security          Shares     Date       Share       Value     Assets
          --------          ------     ----       -----       -----     ------
Chelyabinskvyazinform
  (Preferred shares) ...    2,600    11/19/96     $16.92    $ 28,002     0.22%

Lenenergo
  (Preferred shares) ...  250,000     6/19/96       0.13      70,000     0.56%

Megionneftegaz
  (Preferred shares) ...   40,000     8/15/96       1.65      88,000     0.70%

Moscow Telephone Systems
  (Preferred shares) ...      400     8/16/96       2.00     160,000     1.28%

Nizhnevartovskneftegaz
  (Preferred shares) ...   10,000     11/1/96       3.30      25,000     0.20%

Noyabrskneftegaz
  (Preferred shares) ...   30,000      9/4/96       2.73     112,500     0.90%

Nizhnovsviyazinform
  (Preferred shares) ...  100,000    11/20/96       1.60     105,000     0.84%

Samarasvyazinform
  (Preferred shares) ...    3,000    11/19/96      36.50      90,000     0.72%

Tomskneft
  (Preferred shares) ...   10,000     6/26/96       3.50      33,500     0.27%

Sverdlovskenergo
  (Preferred shares) ...  624,000      9/4/06       0.14     124,800     0.96%
                                                            --------     -----
                                                            $836,802     6.65%
                                                            ========     =====

                    LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                  (unaudited)

Selected per share data for a share outstanding throughout the period:



                                                                July 3, 1996
                                                              Effective Date--
                                                           Fund SEC Registration
                                                            to November 30, 1996
                                                                (unaudited)1
                                                             -----------------

Net asset value, beginning of period ............................. $12.12
                                                                   ------
Loss from investment operations:
    Net investment loss ..........................................  (0.04)
    Net realized and unrealized loss on investments ..............  (0.78)
                                                                   ------
    Total loss from investment operations ........................  (0.82)
                                                                   ------
Net asset value, end of period ................................... $11.30
                                                                   ------
Total return ..................................................... (15.53)%*
Ratio to average net assets:
    Expenses, before reimbursement or waiver .....................   5.07%*
    Expenses, net of reimbursement or waiver .....................   3.00%*
    Net investment loss, before reimbursement or waiver ..........  (3.16)%*
    Net investment loss ..........................................  (1.09)%*
Portfolio turnover ............................................... 148.40%*
Average commission paid on equity security transactions ..........   0.00
Net assets at end of period (000's omitted) ......................$12,526
                                                                  =======
* Annualized

1 The  Fund's  commencement  of  operations  was  on  June  3,  1996  with   the
  investment of its initial capital. The Fund's registration with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.